MFS(R) FUNDAMENTAL GROWTH FUND

                        MFS(R) GEMINI LARGE CAP U.S. FUND

                             MFS(R) GEMINI U.K. FUND

            Supplement dated October 1, 2001 as revised June 7, 2002
                           to the Current Prospectus

This Supplement describes the funds' class I shares, and it supplements certain information in the funds' Prospectus dated October 1, 2001. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Tables" are not included because the funds have not had a full calendar year of investment operations.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Tables" describe the fees and expenses that you may pay when you buy, redeem and hold shares of each fund. The tables are supplemented as follows:

                                                                                                         Class I
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
            of offering price).................................................................           None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
            price or redemption proceeds, whichever is less)...................................           None

Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                                               MFS Gemini
                                                      MFS Fundamental           Large Cap          MFS Gemini
                                                        Growth Fund             U.S. Fund          U.K. Fund

Management Fees.........................................  0.75%                    0.75%             1.00%
Distribution and Service (12b-1) Fees...................  N/A                      N/A                N/A
Other Expenses(1) (2)...................................  5.37%                   10.58%             4.23%
                                                          -----                   ------             -----
Total Annual Fund Operating Expenses(2).................  6.12%                   11.33%             5.23%
    Expense Reimbursement............................... (5.08)%                 (10.30)%           (3.96)%
                                                         -------                 --------           -------
    Net Expenses(2).....................................  1.04%                    1.03%             1.27%

-----------------------

(1) MFS has contractually agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses" (after taking into account the expense offset arrangement described below and excluding expenses associated with the fund's investing activities (including interest and dividend expenses with respect to securities sold short and borrowing activity)) do not exceed 0.25% annually. This contractual fee arrangement will continue until at least October 1, 2002, unless terminated with the consent of the board of trustees which oversees the fund.

(2) Each fund has an expense offset arrangement which reduces such fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be as follows:

              MFS Fundamental Growth Fund                            1.00%
              MFS Gemini Large Cap U.S. Fund                         1.00%
              MFS Gemini U.K. Fund                                   1.25%

         Example of Expenses. The "Example of Expenses" tables are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:


         Share Class                           Year 1        Year 3
         -----------                           ------        ------
         Class I shares
         MFS Fundamental Growth Fund            $106         $1,364
         MFS Gemini Large Cap U.S. Fund         $105         $2,314
         MFS Gemini U.K. Fund                   $129         $1,212

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

o any fund distributed by MFS Fund Distributors ("MFD"), if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will a fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the funds' policies, disqualify the purchaser as an eligible investor in class I shares.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The class I shares of the funds have not been offered for sale and currently do not have financial highlights available.

     The date of this Supplement is October 1, 2001 as revised June 7, 2002.